                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 14, 2005
                                                          --------------


                                Aceto Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              000-4217                                 11-1720520
--------------------------------------------------------------------------------
      (Commission File Number)            (IRS Employer Identification Number)


            One Hollow Lane, Suite 201, Lake Success, New York 11042
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (516) 627-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 14, 2005, the Board of Directors of Aceto Corporation (the "Company") adopted the Aceto Corporation Supplemental Executive Deferred Compensation Plan (the "Plan"). The Plan is a non-qualified deferred compensation plan intended to provide certain qualified executives with supplemental benefits beyond the Company's 401(K) Plan, as well as to permit additional deferrals of a portion of their compensation. The Plan is intended to comply with the provisions of
Section 409A of the Internal Revenue Code of 1986, as amended, and is designed to provide comparable benefits to the Company's former Supplemental Executive Retirement Plan that was frozen as of December 31, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c ) Exhibits

Exhibit No.     Description

10.1            Aceto Corporation Supplemental Executive Deferred Compensation
                Plan.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ACETO CORPORATION
                                            (Registrant)


Dated: March 17, 2005                       By: /s/ Douglas Roth
                                                --------------------------------
                                                Douglas Roth
                                                Chief Financial Officer